UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 4, 2026
Date of Report (date of earliest event reported)
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STUBHUB HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42846 (Commission File Number)	20-2082924 (I.R.S. Employer Identification Number)
175 Greenwich Street, 59th Floor, New York, New York 10007
(Address of principal executive offices and zip code)
(888) 977-5364
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	STUB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.
On March 4, 2026, StubHub Holdings, Inc. (the “Company”) issued a press release and a letter to stockholders announcing its financial results for the quarter and year ended December 31, 2025. Copies of the press release and letter to stockholders are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
The information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Information.
In connection with the Company’s initial public offering (the “IPO”) of Class A common stock, the Company, all of the Company’s directors and executive officers, and holders of substantially all of the Company’s Class A common stock and securities exercisable for or convertible into the Company’s Class A common stock are subject to lock-up agreements with the underwriters in the IPO and/or agreements with market stand-off provisions that, subject to certain exceptions, restrict the Company’s and such holders’ ability to sell or transfer shares of the Company’s capital stock and securities convertible into or exercisable or exchangeable for shares of the Company’s capital stock. Such restrictions terminate at the close of business on the earlier of (i) the second trading day immediately following the date that the Company publicly announces earnings for the quarter and year ended December 31, 2025 and (ii) 180 days after September 16, 2025 (the “Restricted Period”).
On March 4, 2026, the Company’s publicly announced its earnings for the quarter and year ended December 31, 2025, and, as a result, the Restricted Period will end at the close of business on March 6, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press release dated March 4, 2026
99.2	Letter to Stockholders dated March 4, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUBHUB HOLDINGS, INC.

Date: March 4, 2026	By:	/s/ Connie James
Connie James
Chief Financial Officer